Rule 497(e)

Registration Nos. 333-210186 and 811-23147

First Trust Exchange-Traded Fund VIII

(the “Trust”)

First Trust Smith Opportunistic Fixed Income ETF

First Trust Smith Unconstrained Bond ETF

(the “Funds”)

Supplement To the Funds’ Prospectus and Statement of Additional Information

Dated August 15, 2025

Notwithstanding anything to the contrary in the Funds’ prospectus, the following is inserted after the third paragraph of the section entitled “Management of the Funds” in the Funds’ prospectus:

Manager of Managers Structure

The Funds operate under a “manager of managers” structure in reliance upon and as described in certain exemptive relief and no-action assurances (collectively, the “Exemptive Relief”) issued by the Securities and Exchange Commission. Pursuant to the Exemptive Relief, the Trust, on behalf of the Funds, in relevant part, will enter into and may amend sub-advisory agreements with affiliated and non-affiliated sub-advisors without shareholder approval.

Under the manager of managers structure, First Trust has ultimate responsibility, subject to oversight by the Board, for overseeing each Fund’s sub-advisor(s) and recommending to the Board the hiring, termination, or replacement of any such sub-advisor(s), including Smith Capital, in its capacity as each Fund’s Sub-Advisor. Accordingly, the Trust, on behalf of a Fund, may enter into and amend sub-advisory agreements with affiliated and non-affiliated sub-advisors without shareholder approval. However, a Fund will notify shareholders of the hiring of any new sub-advisor within 90 days after the hiring. The Exemptive Relief provides the Funds with greater flexibility and efficiency by preventing the Funds from incurring the expense and delays associated with obtaining shareholder approval of such sub-advisory agreements. The use of the manager of managers structure with respect to the Funds is subject to certain conditions that are set forth in the Exemptive Relief. First Trust will, subject to the review and approval of the Board, set each Fund’s overall investment strategy and evaluate, select and recommend sub-advisors to manage all or a portion of a Fund’s assets. Subject to review by the Board, First Trust will allocate and, when appropriate, reallocate each Fund’s assets among sub-advisors and monitor and evaluate the sub-advisors’ performance.

Notwithstanding anything to the contrary in the Funds’ prospectus, the fourth paragraph of the section entitled “Management of the Funds” in the Funds’ prospectus is replaced in its entirety with the following:

The Trust, on behalf of the Funds, and First Trust have retained Smith Capital Investors, LLC to serve as investment sub-advisor to the Funds pursuant to an investment sub-advisory agreement among the Trust, on behalf of each Fund, First Trust and Smith Capital (the "Sub-Advisory Agreement"). In this capacity, Smith Capital is responsible for the selection and ongoing monitoring of the securities in the Funds' investment portfolios. Smith Capital, with principal offices at 1430 Blake St, Denver, CO 80202, was founded in 2018, and provides a disciplined, fundamentally driven approach to fixed-income investment management and advisory services. As of January 31, 2025, Smith Capital had approximately $5.341 billion under management or committed to management.

Notwithstanding anything to the contrary in the Funds’ statement of additional information, the first paragraph of the section entitled “Sub-Advisor” in the Funds’ statement of additional information is replaced in its entirety with the following:

The Trust, on behalf of the Funds, and First Trust have retained Smith Capital Investors, LLC (“Smith Capital” or the “Sub-Advisor”), to serve as investment sub-advisor to the Funds pursuant to an investment sub-advisory agreement among the Trust, on behalf of each Fund, First Trust and Smith Capital (the "Sub-Advisory Agreement"). In this capacity, Smith Capital is responsible for the selection and ongoing monitoring of the securities in the Funds' investment portfolios. Smith Capital, with principal offices at 1430 Blake St, Denver, CO 80202, was founded in 2018, and provides a disciplined, fundamentally driven approach to fixed-income investment management and advisory services. As of January 31, 2025, Smith Capital had approximately $5.341 billion under management or committed to management.

Please Keep this Supplement with your Fund Prospectus
and Statement of Additional Information for Future Reference